SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    ------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 15, 2002



                Trust Certificates (TRUCs), Series 2002-1 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



         New York                                333-58504-05                        02-6139156
-------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction                     (Commission                     (I.R.S. employer
    of incorporation)                             file number)                    identification no.)

         c/o U.S. Bank Trust National Association.
         100 Wall Street, Suite 1600
         New York, New York                                                             10005
         ----------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                             (Zip code)


Registrant's telephone number, including area code (212)-361-2459
                                                   --------------


                                     N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

               (a) Not Applicable.

               (b) Not Applicable.

               (c) Exhibits.

1. Trustee's Report in respect of the November 15, 2002 Distribution Date

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Trust Certificates (TRUCs), Series 2002-1 Trust
                          By:  U.S. Bank Trust National Association,
                               not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2002-1 Trust



                          By:  /s/ Adam Berman
                               ---------------
                          Name:  Adam Berman
                          Title: Trust Officer



Dated: November 15, 2002


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


                                 EXHIBIT INDEX


Exhibit                                                                   Page
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1. Trustee's Report in respect of the November 15, 2002 Distribution Date    5


                                      4